UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 21, 2016

BOSTON OMAHA CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	333-170054	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

(Address and telephone number of principal executive offices, including zip code)
c/o Boulderado Group, LLC 292 Newbury Street, Suite 333 Boston, Massachusetts 02115 (857) 256-0079
___________________________________
(Former name or address, if changed since last report) Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Boston Omaha Corporation (the "Company") is filing this Current Report on Form 8-K/A (Amendment No. 1) (the "8-K/A") in order to amend its previously filed Current Report on Form 8-K, as filed with the Securities and Exchange Commission on February 23, 2016 (the "Initial 8-K"), in order to file certain financial statements and to furnish certain pro forma financial information pursuant to Item 9.01 of this Form 8-K/A.

The Initial 8-K provided disclosure under Item 2.01 thereof regarding the February 16, 2016 closing of the Company's acquisition of certain billboards and related assets on February 16, 2016.  On that date, Link Media Wisconsin, LLC, which is owned by Link Holdings, LLC, our subsidiary, entered into an Asset Purchase Agreement with Jag, Inc. and the sole voting shareholder of Jag, Inc., by which Link Media Wisconsin, LLC acquired 422 billboards, certain directional signs and other related assets from Jag, Inc.  The billboards, directional signs and related assets are located in Wisconsin.  The purchase price for the acquired assets was $6,954,246, of which $687,500 was placed in escrow and the remainder was paid at closing. The purchase price is subject to certain post-closing working capital adjustments.

Item 9.01 of Form 8-K provides that with respect to transactions described pursuant to Item 2.01 of Form 8-K, the financial statements of businesses acquired may be filed, and pro forma financial information regarding such transactions may be furnished, not later than 71 calendar days after the date that the initial report on Form 8-K must be filed. As such, the Company disclosed in the Initial 8-K that it would file the required financial statements and furnish the required pro forma financial information within that time frame. The preparation of such financial statements and pro forma financial information took longer than the Company anticipated, due principally to delays in obtaining necessary information and supporting documents from the seller.

The Company is now providing audited financial statements for Jag, Inc. for the year ended December 31, 2015, as well as the unaudited proforma combined balance sheet and unaudited pro forma combined statement of operations for Boston Omaha Corporation and Jag, Inc. for the year ending December 31, 2015.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01        Financial Statements and Exhibits.

(a)     Financial statements of businesses acquired. The audited financial statements of Jag, Inc. for the year ended December 31, 2015, are filed herewith as Exhibit 99.1.

(b)     Pro forma financial information. The unaudited pro forma combined balance sheet and unaudited pro forma combined statement of operations for Boston Omaha Corporation and Jag, Inc. for the year ended December 31 2015, are filed herewith as Exhibit 99.2.

(c)     Shell Company Transaction.
Not applicable.

(d)     Exhibits.
Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION

Date: December 21, 2016		/s/Alex B. Rozek
	Name:	Alex B. Rozek
	Title:	President and Treasurer (Principal Executive Officer)

/s/Joshua Weisenburger
	Name:	Joshua Weisenburger
Controller (Principal Accounting Officer)